                                                                   Exhibit 32(b)

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with  the  Annual  Report  of Lynch  Corporation,  (the
"Company")  on Form 10-K for the year ended  December 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"),  I, Eugene
Hynes, Principal Financial Officer of the Company,  certify, pursuant to 18 U.S.
C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002, that, to my knowledge:

          (1)  The Report fully complies with the  requirements of Section 13(a)
               of 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

March 28, 2006
                                     /s/ Eugene Hynes
                                     ---------------------------------------
                                     Name: Eugene Hynes
                                     Title: Principal Financial Officer